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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 7, 1997


                            COVENTRY CORPORATION
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           (Exact name of registrant as specified in its charter)



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                    Tennessee                            0-19147               62-1297579
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(State or other jurisdiction of incorporation)   (Commission File Number)   (I.R.S. Employer
                                                                           Identification No.)

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    53 Century Boulevard, Suite 250, Nashville, TN                 37214
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        (Address of principal executive offices)                (Zip Code)



     Registrant's telephone number, including area code:  (615) 391-2440


                                Not Applicable
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        (Former name or former address, if changed since last report)





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Item 5.          Other Events
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         On May 7, 1997, Coventry Corporation entered into that certain Amended and Restated Securities Purchase Agreement, dated as of April 2, 1997 (the "Purchase Amendment"), with Warburg, Pincus Ventures, L.P. and Franklin Capital Associates, L.P. (collectively, the "Purchasers"). The Purchase Amendment amends and restates that certain Securities Purchase Agreement, April 2, 1997,
by and among the Corporation and the Purchasers.   A copy of the Purchase
Amendment, together with the schedules and exhibits thereto, is attached hereto as Exhibit 10. The First Closing (as such term is defined in Section 2.3 of the Purchase Amendment) under the Purchase Amendment was consummated on May 10, 1997.

         At the First Closing, the Corporation issued and sold to the Purchasers convertible, exchangeable senior subordinated notes in an aggregate principal amount of $24,570,000 and warrants to purchase 1,445,294 shares of common stock, par value $0.01 per share. The Corporation applied $20,000,000 of the net proceeds to prepay indebtedness outstanding under the Third Amended and Restated Credit Agreement, dated as of March 28, 1997, among the Corporation, the banks listed therein, and Morgan Guaranty Trust Company of New York, as Agent; the remainder of such proceeds will be used for general corporate purposes.

         In accordance with Section 3.2 of the Corporation's By-laws, Section 27(iv) of the Rights Agreement, dated as of February 7, 1996, by and between the Corporation and Chemical Mellon Shareholder Services, LLC (the "Rights Agreement"), and Section 6.3 of the Purchase Amendment, the Corporation's Board of Directors (i) increased the number of Class I directors and appointed Patrick T. Hackett as a member of such class of directors and (ii) increased the number of Class III directors and appointed Rodman W. Moorhead, III as a member of such class of directors.

         Pursuant to Section 6.6 of the Purchase Amendment, the Corporation and ChaseMellon Shareholders Services, LLC (formerly, Chemical Mellon Shareholder Services, LLC) entered into the First Amendment to Rights Agreement (the "Rights Amendment") on May 7, 1997. Under the Rights Amendment, the Corporation amended and restated Section 1(a) of the Rights Agreement in its entirety as follows:

                 (a) "Acquiring Person" means any Person which (or which, together with all its Affiliates and Associates) shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding. Notwithstanding the foregoing, (x) the term "Acquiring Person" shall not include the Company, any Subsidiary of the Company, any employee benefit plan maintained by the Company or any of its Subsidiaries, or any trustee or fiduciary with respect to such plan acting in such capacity; and (y) no Person shall become an "Acquiring Person" as the result of (A) the acquisition of Common Stock (or other securities convertible into shares of Common Stock or other rights with respect to Common Stock) directly from the Company, or (B) an acquisition of Common Stock by



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the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person (alone or together with all Affiliates and Associates) to 15% or more of the shares of Common Stock then outstanding; provided, however, that if a Person (together with its Affiliates and Associates) becomes the Beneficial Owner of 15% or more of the Common Stock then outstanding by reason of share purchases by the Company, and such Person (or an Affiliate or Associate) subsequently becomes the Beneficial Owner of any additional Common Stock, then such Person shall be deemed to be an "Acquiring Person." Notwithstanding anything to the contrary in the Rights Agreement or the Amendment, Warburg, Pincus Ventures, L.P. (the "Purchaser") shall not be deemed an "Acquiring Person" hereunder as a result of the transactions contemplated by that certain Amended and Restated Securities Purchase Agreement, dated as of April 2, 1997, by and among the Company, the Purchasers and Franklin Capital Associates III L.P. (the "Purchase Agreement") unless and until the Purchaser without the prior written consent of the Board of Directors of the Company (A) shall become (or together with all its Affiliates and Associates shall become) the Beneficial Owner of more than 30% of the shares of Common Stock outstanding on a fully diluted basis; or (B) directly or indirectly (or any of its Affiliates or Associates directly or indirectly), commences or participates in a solicitation of proxies in opposition to any written proposal to shareholders by the Company's Board of Directors or in favor of any shareholder proposal opposed by the Company's Board of Directors, or (ii) solicits or assists any third party to make a tender or exchange offer to purchase any shares of Common Stock or submit any written proposal to the Board of Directors of the Company for a merger, share exchange (other than any exercise, exchange or conversion of the shares pursuant to the Purchase Agreement), acquisition of substantially all assets or similar transaction involving the Company; provided, however, that the provisions of this sentence apply only to the Purchaser and any Affiliate or Associate of the Purchaser to whom the Purchaser may transfer the shares of Common Stock or securities convertible into, or exercisable for, shares of Common Stock acquired by the Purchaser.





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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 COVENTRY CORPORATION


Date: May 12, 1997                               By: /s/ Jan H. Hodges
                                                     ---------------------------
                                                     JAN H. HODGES,
                                                     VICE PRESIDENT, FINANCE





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                                EXHIBIT INDEX



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   No.                                                    Exhibit
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   10        Amended and Restated Securities Purchase Agreement, dated as of April 2, 1997, by and among
             Coventry Corporation, Warburg, Pincus Ventures, L.P. and Franklin Capital Associates III, L.P.,
             together with Exhibit A, Exhibit B, Exhibit C, Schedule I, Schedule 2.1, Schedule 7.14, and
             Schedule 12.14 thereto.

   11        First Amendment to Rights Agreement, dated May 7, 1997, by and between Coventry Corporation and
             ChaseMellon Shareholder Services, LLC.

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